UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 22, 2010

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Suite 200		40205
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 22, 2010, Texas Roadhouse, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended December 29, 2009.  Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

ITEM 5.02.             DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 18, 2010, we amended the employment agreements with G.J. Hart, our President and Chief Executive Officer; Scott M. Colosi, our Chief Financial Officer; W. Kent Taylor, our Chairman; Steven L. Ortiz, our Chief Operating Officer; and Sheila C. Brown, our General Counsel and Corporate Secretary, our named executive officers.  The amendments extend the term of each officer’s employment from January 7, 2011 until January 7, 2012.  Each officer’s annual base salary will remain the same through the extended term.  Additionally, there will be no change to the annual incentive base bonus amount for the officers from the terms of the original employment agreements.  Except for Mr. Taylor, each officer will be granted restricted stock units in the amounts set forth below on January 8, 2011, which will vest on January 7, 2013.  A restricted stock unit is the conditional right to receive one share of our common stock, subject to continued service with us on the vesting date.

Restricted Stock Units
G.J. Hart	80,000
Scott M. Colosi	41,667
Steven L. Ortiz	58,333
Sheila C. Brown	25,000

ITEM 8.01.             OTHER EVENTS

On February 18, 2010, the Board of Directors approved the granting of 15,000 restricted stock units to each of our non-employee directors under our 2004 Equity Incentive Plan as part of the director’s compensation for services as a board member.  Fifty percent of each director’s restricted stock units will vest on February 18, 2011 with the remaining fifty percent vesting on February 18, 2012, subject to each director’s continued service with us.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 EXHIBITS

99.1                            Press Release dated February 22, 2010.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: February 22, 2010	By:	/s/ Scott M. Colosi
Scott M. Colosi
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.

99.1	Press Release issued by the Company on February 22, 2010